Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

CLEARSHARES OCIO ETF (OCIO)
(the “Fund”)

December 3, 2019

Supplement to the
Prospectus and Statement of Additional Information (“SAI”),
each dated September 30, 2019
Effective immediately, the address of the Fund’s investment adviser, ClearShares LLC (the “Adviser”) is 777 3rd Avenue, Suite 22C, New York, New York 10017. All references to the Adviser’s address in the Prospectus and SAI are replaced with the new address.
Effective immediately, Mark N. Hong, Jonathan M. Chesshire, and Eric J. Blasberg no longer serve as portfolio managers to the Fund. Accordingly, all references to them in the Prospectus and SAI should be disregarded.
Effective immediately, the following information replaces the section entitled “Management—Portfolio Managers” on page 7 of the Prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund and have acted in this capacity since December 2019: Brian Lockwood (Senior Portfolio Manager) and Daniel Hughey (Portfolio Manager).
Effective immediately, the following information replaces the section entitled “Management—Portfolio Managers for the OCIO ETF” beginning on page 20 of the Prospectus:
Brian Lockwood, CFA, Senior Portfolio Manager
Mr. Lockwood has been a portfolio manager for the Adviser since 2019 and is the Head of Fixed Income of Piton Investment Management (“Piton”). He has over twenty years’ experience managing fixed income portfolios. Prior to joining Piton in 2018, Mr. Lockwood was a Senior Portfolio Manager and Head of the Fixed Income Division in the Private Bank Investment Group, Americas at HSBC. He served as the global head of discretionary fixed income management for HSBC, chaired the Fixed Income Strategy Committee for the US Curve, and managed commingled and segregated taxable and tax-exempt assets. Prior to joining HSBC in 2004, Mr. Lockwood held portfolio manager roles at Ramius Capital Group and DLJ/Credit Suisse Asset Management. He received a BA from Villanova University and is a Chartered Financial Analyst (“CFA”). Mr. Lockwood is a member of the CFA institute, the New York Society of Security Analysts (NYSSA), and is past Treasurer of the Treasury Securities Luncheon Club of New York.
Daniel Hughey, CFA, Portfolio Manager
Mr. Hughey has been a portfolio manager for the Adviser since 2019 and is a Senior Vice President of Piton since 2018. From 2013 until 2018, he was Vice President of Investment Management Group at HSBC Private Bank, where he oversaw portfolio administration, implementation, and client service for high net worth clients. Additionally, Mr. Hughey co-managed HSBC’s multi asset class strategies on both the Private Bank and Wealth Management platforms. He graduated magna cum laude from Hofstra University with a BBA in Finance. Mr. Hughey is a CFA charterholder and member of the CFA Institute and the CFA Society of New York.
Effective immediately, the following information replaces the first paragraph under the section entitled “Portfolio Managers” on page 26 of the SAI:
Brian Lockwood, CFA and Daniel Hughey, CFA, have been the portfolio managers for OCIO ETF since December 2019. Frank J. Codey has been a portfolio manager for Ultra-Short Maturity ETF since June 2019, and James Fortescue has been a portfolio manager for the Ultra-Short Maturity ETF since December 2019. As of December 1, 2019, the Portfolio Managers did not manage any other accounts for the Adviser other than the Funds.

Effective immediately, the following information replaces the section entitled “Portfolio Managers—Share Ownership” on page 26 of the SAI:
Share Ownership
The Funds are required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of December 1, 2019, the portfolio managers owned Shares of the Funds as follows:

Portfolio Manager	Dollar Range of Equity Securities in the OCIO ETF	Dollar Range of Equity Securities in the Ultra-Short Maturity ETF
Brian Lockwood	None	$10,001 - $50,000
Daniel Hughey	None	None
Frank J. Codey	None	$500,001 - $1,000,000
James Fortescue	None	None

Please retain this Supplement with your Prospectus and SAI for future reference.

CLEARSHARES OCIO ETF (OCIO)
(the “Fund”)

December 3, 2019

Supplement to the
Summary Prospectus dated October 30, 2019
Effective immediately, Mark N. Hong, Jonathan M. Chesshire, and Eric J. Blasberg no longer serve as portfolio managers to the Fund. Accordingly, all references to them in the Summary Prospectus should be disregarded.
Effective immediately, the following information replaces the section entitled “Management—Portfolio Managers” on page 7 of the Summary Prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund and have acted in this capacity since December 2019: Brian Lockwood (Senior Portfolio Manager) and Daniel Hughey (Portfolio Manager).

Please retain this Supplement with your Summary Prospectus for future reference.